AMENDED & RESTATED

                               AMENDMENT NO. 1 TO

                             UNIT PURCHASE AGREEMENT

                                 RAPIDTRON, INC.

THIS AMENDED & RESTATED AMENDMENT NO.1 TO UNIT PURCHASE AGREEMENT (this "AMENDMENT") is made effective as of the 31st day of December, 2003 (the "EFFECTIVE DATE") by and among:

     RAPIDTRON, INC., a Nevada corporation, of 3151 Airway Ave., Bldg. Q, Costa Mesa, CA 92626 (the "COMPANY");

     JOHN CREEL, an individual and President, Chairman of the Board of Directors and shareholder of the Company ("CREEL");

     STEVE MEINEKE, an individual and Secretary, Treasurer, General Manager, Director and shareholder of the Company ("MEINEKE");

     PETER DERMUTZ, an individual and Executive Vice President and shareholder of the Company ("DERMUTZ");

     CERES FINANCIAL LIMITED, a BVI company, of Walkers Chambers, P.O. Box 92, Mill Mall, Road Town, Tortola, British Virgin Islands (the "LEAD INVESTOR"); and

     Each of the persons or entities named as Subscribers on Schedule A attached
                                                             ----------
     hereto (each, a "SUBSCRIBER").

The Company, the Lead Investor and the Subscribers are collectively referred to as the "PARTIES." Collectively, Creel, Meineke and Dermutz are referred to in this Agreement as the "PRINCIPALS." The Lead Investor and the Subscribers are referred to collectively as the "INVESTORS" and individually as an "INVESTOR."

WHEREAS:

     A. The Company, the Principals, the Lead Investor and A Mari Usque Ad Mare Ltd., as a Subscriber, entered into a Unit Purchase Agreement dated effective as of November 12, 2003 (the "PURCHASE AGREEMENT");

     B. The Purchase Agreement contemplated the offer and sale of 1,280,000 Units to raise $1,600,000 in three tranches, and additional amounts in excess of $1,600,000 in Tranche 4 on January 31, 2004;

     C. The Lead Investor holds a promissory note in the original principal amount of $150,000, with a current principal balance of $150,000 (the "CERES NOTE"), and Corvus Holdings Ltd. holds a promissory note in the original principal amount of $90,000 (the "CORVUS NOTE"), and each desires to tender such notes as consideration for Units under the terms of the Purchase Agreement effective December 31, 2003; and

     D. The Parties desire to amend the Purchase Agreement to permit the purchase of Units by tender of the Ceres Note and the Corvus Note effective December 31, 2003 under the terms of the Purchase Agreement as hereby amended.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements herein contained, the receipt of which is acknowledged, the Parties covenant and agree with each other as follows:

1. This Amendment constitutes an amendment and restatement of the Amendment No. 1 to Unit Purchase Agreement, dated effective as of December 31, 2003 (the "PRIOR AMENDMENT"), in its entirety. As of the Effective Date hereof, the terms, conditions and other provisions of this Amendment shall supersede all terms, conditions and other provisions of the Prior Amendment.

2. Section 1.1 (d) of the Purchase Agreement is hereby amended in its entirety to provide as follows:

     (d) Tranche 4 on December 31, 2003 and/or on such other date(s) as may otherwise agreed by the Company and the Lead Investor for any remaining number of Units subscribed for under this Agreement for gross proceeds in excess of $1,600,000.

3. Section 5.1 of the Purchase Agreement is hereby amended in its entirety to provide as follows:

     From time to time during the period commencing as of the first Closing Date and extending through January 31, 2004, the Company may sell additional Units to raise aggregate proceeds from the sale of such Units in an amount not to exceed $1,840,000, on the same terms and conditions as are specified herein, to persons (who may or may not initially be parties to this agreement) who execute a copy of this Agreement. Each such additional investor shall be regarded as an "Investor" for all purposes of this agreement, including exercising the rights and remedies of an Investor hereunder.

4. Schedule A shall be amended to add the Lead Investor at a subscriber of an additional 120,000 Units for the purchase price of $150,000 and Corvus Holdings Ltd. as a subscriber of 72,000 Units for the purchase price of $90,000.

                         TO BE COMPLETED BY THE INVESTOR
                         -------------------------------

               A. REGISTRATION INSTRUCTIONS The name and address of the person in whose name the Securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):

          Ceres  Financial  Ltd.
          ------------------------------------------------------------
          Name

          27  Reid  Street
          ------------------------------------------------------------
          Address

          PO  Box  HM3051                            Hamilton  Bermuda
          ------------------------------------------------------------
          City,  State                                   Zip  Code


          Attn:
          ------------------------------------------------------------


               B. DELIVERY INSTRUCTIONS. The name and address of the person to whom the certificates representing the Investor's Securities referred to in paragraph A above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):

          Ken  Sam
          ------------------------------------------------------------
          Name

          DORSEY & WHITNEY
          ------------------------------------------------------------
          Address

          US Bank Building Centre Suite 400
          ------------------------------------------------------------
          City,  State                                       Zip  Code


          Attn:1420 Fifth Ave
          ------------------------------------------------------------
          Seattle, Washington 98101

               C.   SUBSCRIPTION AMOUNT:

          Subscription Funds: US$90,000
                                ------------------
          Number of Units:    72,000       Units (where each Unit consists of
                              ------------
                              one share and one half of one purchase warrant.
                              Each whole warrant will entitle the Investor to subscribe for one additional common share of the Company on the terms set forth in this Agreement).

                         TO BE COMPLETED BY THE INVESTOR
                         -------------------------------

               A. REGISTRATION INSTRUCTIONS The name and address of the person in whose name the Securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):

          A Mari Usque Ad Marc Ltd
          ------------------------------------------------------------
          Name

          Suite 4 Temple Building Prince William & Main St. Box 822
          ------------------------------------------------------------
          Address

          Charlestown Feberation of St Kitls: Nevis
          ------------------------------------------------------------
          City,  State                                       Zip  Code


          Attn:     Daniel Mac Mullin
          ------------------------------------------------------------

               B. DELIVERY INSTRUCTIONS. The name and address of the person to whom the certificates representing the Investor's Securities referred to in paragraph A above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):


          ------------------------------------------------------------
          Name


          ------------------------------------------------------------
          Address


          ------------------------------------------------------------
          City,  State                                       Zip  Code


               C.   SUBSCRIPTION AMOUNT:

          Subscription Funds: US$________

          Number of Units:    ________ Units (where each Unit consists of one
                              share and one half of one purchase warrant. Each whole warrant will entitle the Investor to subscribe for one additional common share of the Company on the terms set forth in this Agreement).

                         TO BE COMPLETED BY THE INVESTOR
                         -------------------------------

               D. REGISTRATION INSTRUCTIONS The name and address of the person in whose name the Securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):

          Corvus Holdings Ltd
          ------------------------------------------------------------
          Name

          PO Box 92
          ------------------------------------------------------------
          Address

          Mill Mall Road Town Tortola BVI
          ------------------------------------------------------------
          City,  State                                       Zip  Code


          Attn:
          ------------------------------------------------------------

               E. DELIVERY INSTRUCTIONS. The name and address of the person to whom the certificates representing the Investor's Securities referred to in paragraph A above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):

          Ken Sam @ Dorsey & Whitney
          ------------------------------------------------------------
          Name

          US Bank Building Centre Suite 400
          ------------------------------------------------------------
          Address

          1420 Fifth Ave 98101
          ------------------------------------------------------------
          City,  State                                       Zip  Code


          Attn: Seattle, Washington
          ------------------------------------------------------------


               F.   SUBSCRIPTION AMOUNT:

          Subscription Funds: US$ 150,000
                                 ----------------

          Number of Units:    120,000 Units  (where  each Unit consists of one
                              -------
                              share and one half of one purchase warrant. Each whole warrant will entitle the Investor to subscribe for one additional common share of the Company on the terms set forth in this Agreement).

                        TO BE COMPLETED BY THE INVESTOR
                        -------------------------------

The Investor has signed this Agreement effective as of the 31st day of December, 2003.


Ceres Financial Limited
------------------------------------------------------
Name of the Investor - use the name inserted in paragraph A above.


/s/ J. Duffy
------------------------------------------------------
Signature of Investor


Newbury Limited - Director
------------------------------------------------------
Title (if applicable)

     TO BE COMPLETED BY THE INVESTOR
     -------------------------------

The Investor has signed this Agreement effective as of the 31st day of December, 2003.


A Mari Usque Ad Marc Ltd.
------------------------------------------------------
Name of the Investor - use the name inserted in paragraph A above.


/s/ Daniel Mac Mullin
Daniel Mac Mullin
------------------------------------------------------
Signature of Investor


Director/President
------------------------------------------------------
Title (if applicable)

     TO BE COMPLETED BY THE INVESTOR
     -------------------------------

The Investor has signed this Agreement effective as of the 31st day of December, 2003.


Corvus Holdings Limited
------------------------------------------------------
Name of the Investor - use the name inserted in paragraph A above.


/s/ [illegible]
------------------------------------------------------
Signature of Investor


Kanterberg S.A. - Director
------------------------------------------------------
Title (if applicable)

ACCEPTANCE

Signed and Accepted effective as of the 31st day of December, 2003.

COMPANY

RAPIDTRON, INC.

Per:

/s/ John Creel
-------------------------
Authorized Signatory


SUBSCRIBERS

CERES FINANCIAL LIMITED                CORVUS HOLDINGS LTD.

Per:                                   Per:

/s/  J.  Duffy                         /s/ [ illegible]
-------------------------              ---------------------------
Authorized  Signatory                  Authorized Signatory




A MARI USQUE AD MARE LTD.

Per:

/s/ Daniel Mac Mullin
-----------------------------
Authorized  Signatory

PRINCIPALS


/s/ John Creel
-----------------------------
John Creel

/s/ Steve Meineke
-----------------------------
Steven Meineke

/s/ Peter Dermutz
-----------------------------
Peter Dermutz

                           SCHEDULE A


------------------------------------------------------------------
INVESTOR NAME AND ADDRESS  NUMBER OF UNITS   AMOUNT OF INVESTMENT
-------------------------  ----------------  ---------------------
Ceres Financial Limited       380,000 units  $             475,000
Walkers Chambers
P.O. Box 92
Mill Mall
Road Town, Tortola
BRITISH VIRGIN ISLANDS
-------------------------  ----------------  ---------------------
A Mari Usque Ad Mare Ltd.     900,000 units  $           1,125,000
-------------------------  ----------------  ---------------------
Ceres Financial Ltd.          120,000 units  $             150,000

-------------------------  ----------------  ---------------------
Corvus Holdings Ltd.           72,000 units  $              90,000

------------------------------------------------------------------




                                  Schedule "A"